UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025 (March 26, 2025)

Humana Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 W. Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, and Zip Code)
502-580-1000
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Underwriting Agreement
On March 26, 2025, Humana Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an additional $250 million aggregate principal amount of its 5.375% Senior Notes due 2031 (the “Additional 2031 Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The Additional 2031 Notes are an additional issuance of the 5.375% Senior Notes due 2031 that the Company issued in an aggregate principal amount of $1.25 billion on March 13, 2024 (the “Existing 2031 Notes” and, together with the Additional 2031 Notes, the “Notes”). The Additional 2031 Notes are fungible with the Existing 2031 Notes and form a single series with the Existing 2031 Notes. The Additional 2031 Notes have terms that are identical to the terms of the Existing 2031 Notes (except for the issuance date and issuance price) and have the same ISIN and CUSIP numbers as the Existing 2031 Notes. The Additional 2031 Notes were sold at a public offering price of 99.941% of the aggregate principal amount thereof, plus accrued interest from October 15, 2024 (the most recent interest payment date) to but excluding the settlement date. Following the completion of the offering, together with the previously issued $1.25 billion in aggregate principal amount of the Existing 2031 Notes, the total outstanding aggregate principal amount of the Notes is $1.5 billion.
The sale of the Additional 2031 Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-277734 (the “Registration Statement”). The terms of the Additional 2031 Notes are described in the Company’s Prospectus dated March 7, 2024, as supplemented by a final Prospectus Supplement dated March 26, 2025 as filed with the Commission on March 27, 2025, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The Underwriters and their affiliates have performed commercial banking, investment banking, corporate trust and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. In addition, certain affiliates of the Underwriters are lenders under the Company’s revolving credit facility and 364-day credit facility, and the Underwriters or their affiliates may hold the Company’s existing senior notes for their own accounts.
The Company estimates that the net proceeds from the sale of the Additional 2031 Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $247 million. The Company intends to use the net proceeds from the Additional 2031 Notes offerings for general corporate purposes, which may include the repayment of existing indebtedness.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Indenture, Twenty-Eighth Supplemental Indenture
On March 31, 2025, the Company completed a public offering of the Additional 2031 Notes. The Additional 2031 Notes are an additional issuance of the Existing 2031 Notes under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”), as supplemented by the twenty-eighth supplemental indenture, dated as of March 13, 2024, by and between the Company and the Trustee relating to the Notes (the “Twenty-Eighth Supplemental Indenture” and, together with the Original Indenture, the “Indenture”).
Pursuant to the terms of the Indenture, the Additional 2031 Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness, including the

Existing 2031 Notes. The Additional 2031 Notes bear interest at an annual rate of 5.375%. Interest on the Additional 2031 Notes is payable by the Company on April 15 and October 15 of each year, beginning on April 15, 2025. The Additional 2031 Notes mature on April 15, 2031.
A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Eighth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 5.375% Senior Notes due 2031 is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the Twenty-Eighth Supplemental Indenture and the Additional 2031 Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion of Fried, Frank, Harris, Shriver & Jacobson LLP related to the Additional 2031 Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Trustee has also been appointed registrar and paying agent with regard to the Additional 2031 Notes and serves the same roles with respect to certain other series of the Company’s outstanding senior notes. An affiliate of the Trustee is also a lender under the Company’s revolving credit facility and 364-day credit facility.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained under the heading “Indenture, Twenty-Eighth Supplemental Indenture” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2025, among the Company and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters.
4.1
Indenture, dated as of August 5, 2003, by and between the Company and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2
Twenty-Eighth Supplemental Indenture, dated March 13, 2024, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to Humana Inc.’s Current Report on Form 8-K filed on March 13, 2024).

4.3	Form of 5.375% Senior Notes due 2031 (incorporated herein by reference to Exhibit 4.3 to Humana Inc.’s Current Report on Form 8-K filed on March 13, 2024).
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)
Dated: March 31, 2025